                                                                 Exhibit 10.1(o)


                                 ELEVENTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                      CREDIT AGREEMENT AND LIMITED CONSENT



         This ELEVENTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND LIMITED CONSENT (this "Amendment") is dated as of December 15, 2003 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement and Security Agreement dated as of April 3, 2002, that certain Second Amendment to Debtor-in-Possession Credit Agreement dated as of May 10, 2002, that certain Third Amendment and Limited Waiver to Debtor-in-Possession Credit Agreement dated as of October 4, 2002, that certain Fourth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of December 10, 2002, that certain Fifth Amendment to Debtor-in-Possession Credit Agreement dated as of December 18, 2002, that certain Sixth Amendment to Debtor-in-Possession Credit Agreement, Limited Consent and Amendment to Security Agreement dated as of March 25, 2003, that certain Seventh Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of May 23, 2003, that certain Eighth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of August 22, 2003, that certain Ninth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of September 15, 2003 and that certain Tenth Amendment to Debtor-in-Possession Credit Agreement dated as of November 3, 2003 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

         WHEREAS, Borrowers and the undersigned Lenders desire to make certain amendments to the Credit Agreement, subject to the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT AND LIMITED CONSENT

         1.1 Provisions Relating to Defined Terms.

         Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Allied Aviation" has the meaning assigned to that term in subsection 7.7(xvi).

          "Arrowhead Arena" has the meaning assigned to that term in the definition of Anaheim Transaction.

          "Anaheim Management Agreement" has the meaning assigned to that term in the definition of Anaheim Transaction.

          "Anaheim Transaction" means, collectively, (i) the termination and rejection of the existing management agreement (the "Anaheim Management Agreement") between The City of Anaheim (the "City") and Ogden Facility Management Corporation of Anaheim ("OFM") to manage the Arrowhead Pond arena in Anaheim, California ("Arrowhead Arena"), including the compromise and settlement of the City's asserted and potential claims against Company and OFM in connection therewith and the termination of Company's guaranty of the performance of OFM under the Anaheim Management Agreement, the release of Company and its Subsidiaries from all obligations and liabilities in connection therewith, and the rejection of certain other executory contracts ancillary to OFM's obligations under the Anaheim Management Agreement, (ii) the assumption and assignment of certain contracts in connection with the termination of the Anaheim Management Agreement, (iii) the transfer of miscellaneous furniture, equipment and other assets to the City or the City's designee, Anaheim Arena Management, LLC, in connection with the termination of the Anaheim Management Agreement, (iv) the withdrawal by Company and OFM from the lease-in lease-out transaction with respect to the Arrowhead Arena and the release of Company and its Subsidiaries from all obligations and liabilities in connection therewith (including the termination of OFM's guaranty of certain obligations of the City and the return to Company of all letters of credit (cancelled and undrawn) issued for its account to support the City's payment obligations in connection with the lease-in lease-out transaction involving the Arrowhead Arena), in exchange for the payment by Company of $2,000,000 to Anaheim Arena Management, LLC (the Person designated by the City to replace Company in the aforementioned lease-in lease-out transaction), (v) the compromise and settlement of Credit Suisse First Boston's ("CSFB") claims relating to the certificates of participation (the "COPS") issued to finance the construction and operation of the Arrowhead Pond, through (a) termination of the COPS through a drawing on the outstanding letter of credit issued by CSFB to repurchase the COPS, (b) payment by the City to CSFB of $40,000,000 plus the `Net Working Capital' amount, as described in the Termination Agreement (as defined below), to partially reimburse such drawing, (c) retention by CSFB in the Chapter 11 Cases of a claim to reimbursement of the portion of such drawing not reimbursed by the City, and (d) payment of up to $250,000 of CSFB's fees and expenses in connection with the foregoing), (vi) the payment by OFM to Anaheim Arena Management, LLC of $750,000 as described in and in accordance with the letter agreement dated as of December 4, 2003 among OFM, the Mighty Ducks Hockey Club, Inc. and Anaheim Arena Management, LLC, all of the transactions described in clauses (i) through (vi) on substantially the terms contemplated in that certain Termination Agreement between the City, OFM and Company dated November 5, 2003 (the "Termination Agreement") and in the order relating thereto entered by the Bankruptcy Court prior to the Eleventh Amendment Effective Date, and (vii) the release of the City from its obligations under certain swap agreements related to the COPS that are Opt-Out Facilities (as defined in the Prepetition Credit Agreement).

          "Babylon" means the Town of Babylon, New York.

          "Babylon Project" means the waste-to-energy Project in Babylon.

          "Babylon Project Restructuring" means the consummation of the transactions contemplated in the Motion for Authority to Approve Compromises and Amend Contractual Arrangements between Covanta Babylon, Inc. and Babylon as filed on November 26, 2003 with the Bankruptcy Court, on substantially the terms set forth in such motion and as more specifically provided for in the `MOU' (as defined in such motion), including (i) the execution and delivery by CBI and Babylon of an amendment to the service agreement in effect on the Eleventh Amendment Effective Date between CBI and Babylon relating to the Babylon Project, which amendment shall clarify the terms regarding the obligations of Company and its Subsidiaries to process and dispose of waste under such service agreement, and reduce the annual base operating fee payable by Babylon to CBI under such service agreement by $620,000 beginning January 1, 2004, (ii) the payment by Company and its Subsidiaries of $2,700,000 to Babylon in settlement and satisfaction of certain of Babylon's administrative claims,
     (iii) the execution by CBI and Babylon of mutual releases with respect to claims arising against each other prior to consummation of the Babylon Project Restructuring, and (iv) the agreement by Babylon and CBI to share certain costs under the `Liquidity Guaranty' (as defined in such motion) and for CBI to pay certain increased interest expense under the `Swap Agreement' (as defined in such motion).

          "Babylon Project Restructuring Conditions" means, collectively, (i) the consummation of the Babylon Project Restructuring, (ii) delivery by Company to Agents of an Officer's Certificate certifying that the transactions contemplated in clauses (i) through (iv) of the definition of "Babylon Project Restructuring" have occurred and that the conditions set forth in clauses (i), (iii) and (iv) of this definition have been met and that CBI and Company have no further obligations to Babylon with respect to the claims referred to in clause (ii) of the definition of "Babylon Project Restructuring", (iii) delivery by Company to Agents of the primary documentation relating to the Babylon Project Restructuring, the terms of which documentation shall be in all material respects consistent with this definition and the definition of "Babylon Project Restructuring", and (iv) the filing by Babylon with the Bankruptcy Court of a notice of withdrawal (with prejudice) of its claims asserted against Company and its Subsidiaries prior to the Eleventh Amendment Effective Date.

          "CBI" means Covanta Babylon, Inc.

          "City" has the meaning assigned to that term in the definition of Anaheim Transaction.

          "COPS" has the meaning assigned to that term in the definition of Anaheim Transaction.

          "CSFB" has the meaning assigned to that term in the definition of Anaheim Transaction.

          "Eleventh    Amendment"    means    the    Eleventh    Amendment    to
     Debtor-In-Possession Credit Agreement and Limited Consent dated as of December 15, 2003.

          "Eleventh Amendment Effective Date" has the meaning assigned to that term in Section 4.5 of the Eleventh Amendment.

          "OFM" has the meaning assigned to that term in the definition of Anaheim Transaction.

          "Termination Agreement" has the meaning assigned to that term in the definition of Anaheim Transaction.

         1.2 Provisions Relating to Negative Covenants.

         A. Subsection 7.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (d) thereof, (ii) deleting the "." at the end of clause (e) thereof and substituting therefor ",", and (iii) adding at the end thereof the following new clauses (f) and (g):

     "(f) Borrowers and their respective Subsidiaries may make payments after the Eleventh Amendment Effective Date, in an amount not to exceed $30,000 in the aggregate, for the purpose of satisfying pre-Petition Date tax obligations and other obligations as described in and in accordance with the Supplemental Order Authorizing Payment of Prepetition Sales and Use Taxes entered by the Bankruptcy Court on December 4, 2003, and (g) Borrowers and their respective Subsidiaries may make payments after the Eleventh Amendment Effective Date described in clauses (ii) and (iv) of the definition of `Babylon Project Restructuring'."

         B. Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (xiii) thereof, (ii) deleting the "." at the end of clause (xiv) thereof and substituting therefor ";", and (iii) adding immediately after clause (xiv) thereof the following new clauses (xv) and
(xvi):

          "(xv) Company may, without further consent of any Agent or any Lender (other than any consent otherwise required of any Lender in its capacity as an applicable Opt-Out Lender under the applicable Opt-Out Facility Documents (as such terms are defined in the Prepetition Credit Agreement)), consent to and/or consummate, as the case may be, the Anaheim Transaction and may, with the consent of the Agents, execute all instruments and documents and take all actions necessary or reasonably required to effect such transactions, so long as, upon consummation of the Anaheim Transaction, (a) Company and its Subsidiaries shall have received, cancelled and undrawn, all letters of credit issued for the account of Company to support the City's payment obligations in connection with the lease-in lease-out transaction relating to the Arrowhead Arena, (b) the unreimbursed portion of the drawings made on the letter of credit issued by CSFB to repurchase the COPS shall not exceed $74,000,000 and such letter of credit shall have been cancelled and returned (after the applicable drawing), and (c) Company and its Subsidiaries shall be released from all other obligations and liabilities in connection with the Anaheim Management Agreement, the Arrowhead Arena, the lease-in lease-out transaction relating to the Arrowhead Arena, the COPS and such letters of credit (other than such remaining reimbursement obligation), with such exceptions as are disclosed to Agents prior to the Eleventh Amendment Effective Date and are satisfactory to Agents; and

          (xvi) Company may return, cancel or otherwise dispose of the Secured Note dated December 31, 2002 made by Allied Aviation Holdings Corporation and certain of its Affiliates (collectively, "Allied Aviation") payable to Company, so long as (a) Allied Aviation pays $1,715,000 to Company and (b) Allied Aviation releases Company, its Subsidiaries and its affiliates from all claims, obligations and liabilities in connection with the 'Transactions' and the 'Transaction Documents', except to the extent described in the Stipulation and Order of Settlement between Debtors and Defendants Regarding Debtors' Adversary Proceeding against Defendant entered by the Bankruptcy Court on December 4, 2003, in the case of clauses
     (a) and (b) above as described in and in accordance with such stipulation and order."

         C. Subsection 7.7 of the Credit Agreement is hereby further amended by adding immediately after the "." at the end of the last paragraph thereof the following:

     "Nothing in this subsection 7.7 shall prohibit Borrowers and their Subsidiaries from consummating the Babylon Project Restructuring, so long as the Babylon Project Restructuring Conditions are satisfied."

         D. Subsection 7.14A of the Credit Agreement is hereby amended by deleting the second proviso to the first sentence thereof and substituting the following therefor:

     "; and provided further, however, that nothing in this subsection 7.14A shall prohibit Company and its Subsidiaries from consummating the Corel Centre Disposition, so long as the conditions set forth in subsection 7.7(xiii) are satisfied, or the Anaheim Transaction, so long as the conditions set forth in subsection 7.7(xv) are satisfied"

         E. Subsection 7.14A of the Credit Agreement is hereby further amended by adding immediately after the "." at the end of the last sentence thereof the following:

     "Nothing in this subsection 7.14A shall prohibit Company and its Subsidiaries, after the Eleventh Amendment Effective Date, from consummating the Babylon Project Restructuring, so long as the Babylon Project Restructuring Conditions are satisfied."

         F. Subsection 8.6 of the Credit Agreement is hereby amended by inserting immediately prior to the ")" at the end of the last parenthetical phrase contained therein the following:

     "; and provided, further, however, that neither the consummation of the Babylon Project Restructuring nor the filing of any motion, application or other petition to effect any order or consent to consummate the Babylon Project Restructuring shall constitute an Event of Default under this subsection 8.6 so long as the Babylon Project Restructuring Conditions are satisfied"

         G. Subsection 8.15 of the Credit Agreement is hereby amended by inserting immediately prior to the ")" at the end of the last parenthetical phrase contained therein the following:

         "; and provided, further, however, that the consummation of the Babylon Project Restructuring shall not constitute an Event of Default under this subsection 8.15 so long as the Babylon Project Restructuring Conditions are satisfied"

1.3      Limited Consent.

         A. Pursuant to subsection 9.6 of the Credit Agreement, each of the undersigned Lenders hereby approves of and consents to the release by Administrative Agent of its Lien on the Secured Note dated December 31, 2002 made by Allied Aviation payable to Company, so long as (i) Allied Aviation pays $1,715,000 to Company and (ii) Allied Aviation releases Company, its Subsidiaries and its affiliates from all claims, obligations and liabilities in connection with the `Transactions' and the `Transaction Documents', except to the extent described in the Stipulation and Order of Settlement between Debtors and Defendants Regarding Debtors' Adversary Proceeding against Defendant entered by the Bankruptcy Court on December 4, 2003, in the case of clauses (i) and (ii) above as described in and in accordance with such stipulation and order.

         B. The limited consent set forth in Section A above shall be limited precisely as written, and nothing herein shall be deemed to prejudice any right, remedy or privilege that any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, the Intercreditor Agreement or the Amended Agreement (as defined below).



SECTION 2.        BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         2.1 Corporate Power and Authority. Subject to compliance with the Final Borrowing Order and any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

         2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party.

         2.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         2.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any Governmental Authorization.

         2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Eleventh Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         2.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases and the informal committee of holders of Company's 9.25% Debentures.

         2.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

         2.9 Certain Consents. To the best of Company's knowledge, as of the date of the Anaheim Transaction all necessary consents of any Person required to consent to the Anaheim Transaction have been obtained.

SECTION 3.        ACKNOWLEDGEMENT AND CONSENT

         Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects,
(ii) ratifies and confirms the effectiveness of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment in all respects, and (iii) confirms that the provisions of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment are binding on each of the Borrowers.

SECTION 4.        MISCELLANEOUS


         4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         A. On and after the Eleventh Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         4.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         4.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         4.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Eleventh Amendment Effective Date"): (i) Borrowers, each Subsidiary Guarantor, and Lenders constituting Requisite Lenders shall have each executed a counterpart hereof; (ii) Company and Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; and (iii) Company shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 5:00 p.m. (New York City time) on December 15, 2003.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWERS:

                        COVANTA ENERGY CORPORATION

                        By:
                             -----------------------------------
                             Jeffrey R. Horowitz
                             Authorized Officer


                        Each of the entities named on Schedule A annexed hereto, as Borrowers


                        By:
                             -----------------------------------
                             Jeffrey R. Horowitz
                             Authorized Officer


                        Each of the entities named on Schedule B annexed hereto, as Borrowers


                        By:
                             -----------------------------------
                             Anthony Orlando
                             Authorized Officer

SUBSIDIARY GUARANTORS:

                       Each of the entities named on Schedule C annexed hereto, as Subsidiary Guarantors


                        By:
                             -----------------------------------
                             Jeffrey R. Horowitz
                             Authorized Officer

AGENTS AND LENDERS:

                         BANK OF AMERICA, N.A.,
                         as Administrative Agent and Co-Arranger and as a Lender


                         By:
                             -----------------------------------
                             Henry Yu
                             Managing Director

                         DEUTSCHE BANK AG, NEW YORK BRANCH,
                         as Documentation Agent and Co-Arranger and as a Lender


                         By:
                             -----------------------------------
                              Keith C. Braun
                              Director


                         By:
                             -----------------------------------
                              Mark B. Cohen, Managing Director
                              Head of Workout

                         BAYERISCHE HYPO-UND VEREINSBANK AG,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         CREDIT LYONNAIS NEW YORK BRANCH,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                         as a Lender


                         By:
                            -----------------------------------
                            Name:
                            Title:

                         HSBC BANK USA,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         IIB BANK LTD, IFSC BRANCH,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         JPMORGAN CHASE BANK
                         (formerly known as The Chase Manhattan Bank), as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         LANDESBANK HESSEN-THURINGEN GIROZENTRALE, as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         MERRILL LYNCH, PIERCE & SMITH,
                         INCORPORATED, as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         BANC OF AMERICA SECURITIES LLC, as
                         Agent for BANK OF AMERICA, N.A., as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         SPECIAL SITUATIONS INVESTING GROUP,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         SUNTRUST BANK,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         THE BANK OF NEW YORK,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         THE BANK OF NOVA SCOTIA,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         UBS AG, STAMFORD BRANCH,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         U.S. BANK NATIONAL ASSOCIATION
                         (formerly known as Firstar Bank, N.A.),
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         WESTLB AG (formerly known as Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH, as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:


                         By:
                             -----------------------------------
                              Name:
                              Title:

                         BEAR STEARNS & CO. INC.,
                         as a Lender


                         By:
                             -----------------------------------
                              Name:
                              Title:

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
                                   Schedule A
                                 Other Borrowers

1.  AMOR 14 Corp.
2.  Covanta Acquisition, Inc.
3.  Covanta Alexandria/Arlington, Inc.
4.  Covanta Babylon, Inc.
5.  Covanta Bessemer, Inc.
6.  Covanta Bristol, Inc.
7.  Covanta Cunningham Environmental Support, Inc.
8.  Covanta Energy Americas, Inc.
9.  Covanta Energy Construction, Inc.
10. Covanta Energy Resource Corp.
11. Covanta Energy Sao Jeronimo, Inc.
12. Covanta Energy Services, Inc.
13. Covanta Energy West, Inc.
14. Covanta Engineering Services, Inc.
15. Covanta Fairfax, Inc.
16. Covanta Financial Services, Inc.
17. Covanta Geothermal Operations Holdings, Inc.
18. Covanta Geothermal Operations, Inc.
19. Covanta Heber Field Energy, Inc.
20. Covanta Hennepin Energy Resource Co., L.P.
21. Covanta Hillsborough, Inc.
22. Covanta Honolulu Resource Recovery Venture
23. Covanta Huntington Limited Partnership
24. Covanta Huntington Resource Recovery One Corp.
25. Covanta Huntington Resource Recovery Seven Corp.
26. Covanta Huntington, Inc.
27. Covanta Huntsville, Inc.
28. Covanta Hydro Energy, Inc.
29. Covanta Hydro Operations West, Inc.
30. Covanta Hydro Operations, Inc.
31. Covanta Imperial Power Services, Inc.
32. Covanta Indianapolis, Inc.
33. Covanta Kent, Inc.
34. Covanta Key Largo, Inc.
35. Covanta Lake, Inc.
36. Covanta Lancaster, Inc.
37. Covanta Lee, Inc.
38. Covanta Long Island, Inc.
39. Covanta Marion Land Corp.
40. Covanta Marion, Inc.
41. Covanta Mid-Conn., Inc.
42. Covanta Montgomery, Inc.
43. Covanta New Martinsville Hydro-Operations Corp.
44. Covanta Northwest Puerto Rico, Inc.
45. Covanta Oahu Waste Energy Recovery, Inc.
46. Covanta Oil & Gas, Inc.
47. Covanta Onondaga Five Corp.
48. Covanta Onondaga Four Corp.
49. Covanta Onondaga Limited Partnership
50. Covanta Onondaga Operations, Inc.

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
51. Covanta Onondaga Three Corp.
52. Covanta Onondaga Two Corp.
53. Covanta Onondaga, Inc.
54. Ogden Services Corporation
55. Covanta Operations of Union LLC
56. Covanta OPW Associates, Inc.
57. Covanta OPWH, Inc.
58. Covanta Pasco, Inc.
59. Covanta Plant Services of New Jersey, Inc.
60. Covanta Power Development of Bolivia, Inc.
61. Covanta Power Development, Inc.
62. Covanta Power Equity Corp.
63. Covanta Projects of Hawaii, Inc.
64. Covanta Projects of Wallingford, LP
65. Covanta RRS Holdings, Inc.
66. Covanta Secure Services USA, Inc.
67. Covanta Secure Services, Inc.
68. Covanta SIGC Energy II, Inc.
69. Covanta SIGC Energy, Inc.
70. Covanta SIGC Geothermal Operations, Inc.
71. Covanta Stanislaus, Inc.
72. Covanta Systems, Inc.
73. Covanta Tampa Bay, Inc.
74. Covanta Tulsa, Inc.
75. Covanta Union, Inc.
76. Covanta Wallingford Associates, Inc.
77. Covanta Warren Energy Resources Co., LP
78. Covanta Waste Solutions, Inc.
79. Covanta Waste to Energy of Italy, Inc.
80. Covanta Waste to Energy, Inc.
81. Covanta Water Holdings, Inc.
82. Covanta Water Systems, Inc.
83. Covanta Water Treatment Services, Inc.
84. DSS Environmental, Inc.
85. ERC Energy II, Inc.
86. ERC Energy, Inc.
87. Heber Field Company
88. Heber Field Energy II, Inc.
89. Heber Geothermal Company
90. Heber Loan Partners
91. Ogden Environmental & Energy Services Co., Inc.
92. OPI Quezon, Inc.
93. Second Imperial Geothermal Co., L.P.
94. Three Mountain Operations, Inc.
95. Three Mountain Power LLC

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
                                   Schedule B
                                 Other Borrowers

1.  Alpine Food Products, Inc.
2.  BDC Liquidating Corp.
3.  Bouldin Development Corp.
4.  Covanta Energy Group, Inc.
5.  Covanta Energy International, Inc.
6.  Covanta Equity of Alexandria/Arlington, Inc.
7.  Covanta Equity of Stanislaus, Inc.
8.  Covanta Power International Holdings, Inc.
9.  Covanta Projects, Inc.
10. Doggie Diner, Inc.
11. Gulf Coast Catering Company, Inc.
12. J.R. Jacks Construction Corp.
13. Lenzar Electro-Optics, Inc.
14. Logistics Operations, Inc.
15. Offshore Food Service, Inc.
16. OFS Equity of Alexandria/Arlington, Inc.
17. OFS Equity of Babylon, Inc.
18. OFS Equity of Delaware, Inc.
19. OFS Equity of Huntington, Inc.
20. OFS Equity of Indianapolis, Inc.
21. OFS Equity of Stanislaus, Inc.
22. Ogden Allied Abatement & Decontamination Service, Inc.
23. Ogden Allied Maintenance Corp.
24. Ogden Allied Payroll Services, Inc.
25. Ogden Attractions, Inc.
26. Ogden Aviation Distributing Corp.
27. Ogden Aviation Fueling Company of Virginia, Inc.
28. Ogden Aviation Security Services of Indiana, Inc.
29. Ogden Aviation Service Company of Colorado, Inc.
30. Ogden Aviation Service Company of Pennsylvania, Inc.
31. Ogden Aviation Service International Corporation
32. Ogden Aviation Terminal Services, Inc.
33. Ogden Aviation, Inc.
34. Ogden Cargo Spain, Inc.
35. Ogden Central and South America, Inc.
36. Ogden Cisco, Inc.
37. Ogden Communications, Inc.
38. Ogden Constructors, Inc.
39. Ogden Facility Holdings, Inc.
40. Ogden Facility Management Corporation of Anaheim
41. Ogden Facility Management Corporation of West Virginia
42. Ogden Film and Theatre, Inc.
43. Ogden Firehole Entertainment Corp.
44. Ogden Food Service Corporation of Milwaukee, Inc.
45. Ogden International Europe, Inc.
46. Ogden Leisure, Inc.
47. Ogden Management Services, Inc.
48. Ogden New York Services, Inc.
49. Ogden Pipeline Service Corporation
50. Ogden Support Services, Inc.
51. Ogden Technology Services Corporation
52. Ogden Transition Corporation
53. PA Aviation Fuel Holdings, Inc.
54. Philadelphia Fuel Facilities Corporation

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
                                   Schedule C
                              Subsidiary Guarantors

1.  Covanta Haverhill Properties, Inc.
2.  Covanta Haverhill, Inc.
3.  Covanta Omega Lease, Inc.
4.  Haverhill Power, Inc.
5.  LMI, Inc.
6.  Michigan Waste Energy, Inc.

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